Exhibit 3.117

NORTH CAROLINA

Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF INCORPORATION

OF

GUARDIAN WASTE GROUP, INC.

the original of which was filed in this office on the 6th day of December, 2000.

Secretary of state

IN WITNESS WHEREOF, I have hereunto set

my hand and affixed my official seal at the City

of Raleigh, this 1st day of November, 2012.

SOSID: 572745

Date Filed: 12/6/2000 11:35 AM

Elaine F. Marshall

North Carolina Secretary of State

ARTICLES OF INCORPORATION

OF

MTM BUSINESS SERVICES, INC.

Pursuant to North Carolina General Statute 55-2-02, the undersigned does hereby submit these Articles of Incorporation for the purpose of forming a business corporation.

1. The name of the corporation is: MTM Business Services, Inc.

2. The number of shares of stock the corporation is authorized to issue is 1000. These shall all be of one class, designated as common stock.

3. The street address and county of the initial registered office of the corporation is:

3406 2nd Street NW

Hickory, North Carolina 28601

Catawba County

4. The mailing address of the initial registered office of the corporation is:

3406 2nd Street NW

Hickory, North Carolina 28601

Catawba County

5. The name and address of the initial registered agent is:

Tom W. Allen, IV

3406 2nd Street NW

Hickory, North Carolina 28601

Catawba County

6. The name and address of each incorporator is as follows:

Tom W. Allen, IV

3406 2nd Street NW

Hickory, North Carolina 28601        (Catawba County)

Debra N. Allen

3406 2nd Street NW

Hickory, North Carolina 28601        (Catawba County)

Catawba County

7. The period of duration of the corporation is perpetual.

8. These Articles of Incorporation shall be effective upon filing.

This the 15th day of November, 2000.

Tom W. Allen, IV INCORPORATOR

Debra N. Allen INCORPORATOR

STATE OF NORTH CAROLINA

CATAWBA COUNTY

I, Joanne M. Chase, a Notary Public of Alexander County and aforesaid State, certify that Tom W. Allen, IV, Incorporator herein, personally appeared before me this day and acknowledged the execution of the foregoing instrument.

Witness my hand and official seal, this the 15th day November 2000.

Notary Public My commission expires: 08-25-2005

NORTH CAROLINA

Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

GUARDIAN WASTE GROUP, INC.

the original of which was filed in this office on the 31st day of August, 2001.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 1st day of November, 2012.

Secretary of State

SOSID: 0572745

Date Filed: 8/31/2001 3:49 PM

Elaine F. Marshall

North Carolina Secretary of State

ARTICLES OF AMENDMENT

OF

MTM BUSINESS SERVICES, INC.

Secretary of State

Pursuant to North Carolina General Statutes §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the corporation is: MTM Business Services, Inc.

2. The text of each amendment adopted is as follows:

Resolved, that the name of the corporation shall be changed to Guardian Waste Group, Inc.

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

No exchange, reclassification or cancellation of issued shares as the amendment is adopted by the incorporators prior to the issuance of shares.

4. The date of adoption of each amendment was as follows: July 2, 2001.

5. The amendment was duly adopted by the incorporators prior to the issuance of shares.

6. These articles will be effective upon filing.

This the 28th day of August, 2001.

MTM Business Services, Inc.

Tom W. Allen IV Incorporator

STATE OF NORTH CAROLINA

CATAWBA COUNTY

I, Joanne M. Chase, a Notary Public of Alexander County and aforesaid State, certify that Tom W. Allen, IV, Incorporator herein, personally appeared before me this day and acknowledged the execution of the foregoing instrument.

Witness my hand and official seal, this the 28th day August 2001.

Notary Public
My commission expires: 08-25-2005